UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 16, 2024 (February 13, 2024)

INVACARE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15103	38-4264819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices) (Zip Code)

(440) 329-6000
(Registrant’s telephone number, including area code)
None
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(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Exchange Act: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 13, 2024, certain stockholders of Invacare Holdings Corporation (the “Company”) representing more than a majority of the voting power of the Company’s issued and outstanding capital stock acted by written consent in lieu of a special meeting of stockholders (the “Written Consent”) to, among other things, appoint Samuel Brill, Jame Donath and J. Carney Hawks as directors of the Company (collectively, the “New Directors”). In connection therewith, Steven Rosen, Randel Owen and Peter Kuipers were removed and will no longer be serving on the Board of Directors of the Company (the “Board”) as of February 13, 2024.

Mr. Brill has more than 25 years of experience in capital markets, corporate finance, investment banking and business operations. Since August 2017, he has served as the President and Chief Investment Officer of Seventh Avenue Investments, the private equity arm of a single-family office in New York City with a multibillion-dollar asset portfolio. Mr. Brill has served on numerous public and private boards and committees. Currently he serves as the Lead Independent Director and Chair of the Compensation and Governance Committee of Ascend Wellness Holdings and he has served on the Investment Committee of NewLake Capital Partners, a publicly traded REIT. Mr. Brill was previously the Chief Investment Officer and Portfolio Manager of Weismann Capital and the Chief Operating Officer and a Director of Amedia Networks (formerly TTR Technologies).

Mr. Donath is a seasoned investor and advisor who regularly serves in non-executive corporate director roles. Some of Mr. Donath’s recent board positions include Nordic Aviation Capital, Vice Media, Venator Materials, Resolute Investment Managers, and Keter Group. Mr. Donath spent over 20 years as an investor in corporate credit opportunities as Managing Partner of Magnolia Road Capital LLC and as a Managing Director with Davidson Kempner Capital Management, where he launched the firm’s European credit business. Mr. Donath started his career in the investment banking division of Goldman Sachs & Co. Mr. Donath received a B.A. in Economics from Yale University and an MBA from Harvard Business School.

Mr. Hawks was a Founding Partner of Brigade Capital Management, a multi-billion dollar asset management firm, from its inception in 2007 until his retirement from the company in December 2019. At Brigade, Mr. Hawks was the Head of Special Situations, sat on the firm’s Investment Committee and helped oversee many of Brigade’s restructured equities as a Board member or Board advisor. Prior to Brigade, Mr. Hawks was a Managing Director at Mackay Shields in its High Yield Group. Since his time with Brigade, Mr. Hawks has sat on the boards of numerous companies following their restructurings including Cenveo Worldwide and Extraction Oil and Gas. Mr. Hawks is currently the Chairman of the Board of Cornerstone Chemical Company and also a Director of Ferrellgas Partners, LP. Mr. Hawks also serves as Treasurer and a board member of the Children’s Cardiomyopathy Foundation and is on the Advisory Board to the McIntire School of Commerce at the University of Virginia where he earned a Bachelor of Science in Commerce with Distinction.

In connection with the appointment of the New Directors, Mr. Brill was appointed Chairman of the Board and Mr. Donath was appointed Vice Chairman of the Board.

There are no arrangements or understandings between any New Director and any other person pursuant to which such New Director was appointed to the Board as a director. To the extent that any information called for by Item 5.02(d)(3) or Item 5.02(d)(4) is not determined or is unavailable, the Company will provide such information, if required, in an amendment to this Current Report on Form 8-K within four business days after the information is determined or becomes available.

In connection with their respective appointments as directors of the Company, the New Directors have or will enter into an Indemnification Agreement. The Indemnification Agreement provides for, among other things, the mandatory advancement and reimbursement of reasonable expenses (subject to limited exceptions) incurred by indemnitees in various legal proceedings in which they may be involved by reason of their service as directors or officers, as applicable, as permitted by Delaware law, the Amended and Restated Certificate of Incorporation of the Company, and the Company’s bylaws. The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the Indemnification Agreement, which is filed as Exhibit 10.3 to the Current Report on Form 8-K12G3 filed on May 8, 2023 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the Written Consent, certain amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) were approved as of February 13, 2024 to provide the Issuer with greater flexibility relating to the calling of special meetings of directors and the compensation of directors. The amendments (i) establish that special meetings of the Board may be called by the Chairman of the Board or the Chief Executive Officer, Chief Financial Officer, two or more directors, or the General Counsel of the Company (rather than by the Chairman of the Board or the Chief Executive Officer, the Chief Financial Officer, or the General Counsel of the Company); (ii) provide that notice specifying the time and place of special meetings of the Board shall be given to each director no later than 8:00 p.m. eastern time (New York time), on the calendar day before the date of the meeting (rather than at least one day before the date of the meeting); and (iii) provide that each non-executive member of the Board shall be entitled to reasonable compensation (rather than reasonable and customary compensation on the same basis as all other non-executive members of the Board).

The description of the amendments to the Bylaws as contained herein is qualified in its entirety by reference to the full text of the amendments which are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated by reference into this Item 5.03.

There is no change in the Company’s fiscal year end which remains 12/31.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The information set forth in Item 5.02 and Item 5.03 is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendments to Amended and Restated Bylaws.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE HOLDINGS CORPORATION
(Registrant)

Date: February 16, 2024	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary